   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 25, 2000


                                                      REGISTRATION NO. 333-93033
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                                 ABIOMED, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     DELAWARE                                           04-2743260
  (STATE OR OTHER JURISDICTION OF INCORPORATION            (I.R.S. EMPLOYER IDENTIFICATION NO.)
                 OR ORGANIZATION)

                            ------------------------

                              22 CHERRY HILL DRIVE
                          DANVERS, MASSACHUSETTS 01923
                                 (978) 777-5410
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                             DR. DAVID M. LEDERMAN
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                 ABIOMED, INC.
                              22 CHERRY HILL DRIVE
                          DANVERS, MASSACHUSETTS 01923
                                 (978) 777-5410
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

             PETER M. ROSENBLUM, ESQ.                             WILLIAM T. WHELAN, ESQ.
              FOLEY, HOAG & ELIOT LLP               MINTZ, LEVIN, COHN, FERRIS, GLOVSKY AND POPEO, P.C.
              ONE POST OFFICE SQUARE                               ONE FINANCIAL CENTER
            BOSTON, MASSACHUSETTS 02109                         BOSTON, MASSACHUSETTS 02111
                  (617) 832-1000                                      (617) 542-6000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / /
-------------- .

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
-------------- .

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    Part I of the Registration Statement has been intentionally omitted because this Amendment No. 2 does not effect any changes to the Prospectus. The sole purpose of this Amendment No. 2 is to file Exhibits 1.1 and 5.1.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC Registration Fee........................................  $ 20,294
NASD Filing Fee.............................................     8,187
Nasdaq National Market Listing Fee..........................    17,500
Transfer Agent and Registrant Fees..........................     2,500*
Accounting Fees and Expenses................................    50,000*
Legal Fees and Expenses.....................................   225,000*
Printing and Engraving......................................    60,000*
Miscellaneous...............................................   116,519*
                                                              --------
    TOTAL...................................................  $500,000*
                                                              ========

------------------------

*   Estimated

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

    ABIOMED's certificate of incorporation provides that, to the fullest extent permitted by Delaware law, no director of ABIOMED shall be personally liable to ABIOMED or its stockholders for monetary damages for breach of fiduciary duty as a director, notwithstanding any other provision of law. However, a director shall be liable to the extent required by law (i) for any breach of the director's duty of loyalty to ABIOMED or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) in respect of certain unlawful dividend payments or stock redemptions or repurchases, or (iv) for any transaction from which the director derived an improper personal benefit.

    ABIOMED entered into indemnification agreements with each of its directors and anticipates that it will enter into similar agreements with any future director. Generally, these agreements attempt to provide the maximum protection permitted by Delaware law with respect to indemnification. The indemnification agreements provide that ABIOMED will pay certain amounts incurred by a director in connection with any civil or criminal action or proceeding, specifically including actions by or in the name of ABIOMED (derivative suits) where the individual's involvement is by reason of the fact that he is or was a director or officer. For directors, such amounts include, to the maximum extent permitted by law, attorney's fees, judgments, civil or criminal fines, settlement amounts and other expenses customarily incurred in connection with legal proceedings. Under the indemnification agreements, a director will not receive indemnification if the director is found not to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of ABIOMED. ABIOMED has also entered into similar agreements with certain of its officers and top management personnel who are not also directors. The indemnification agreements with officers are slightly more restrictive. Generally, the indemnification agreements attempt to provide the maximum protection permitted by Delaware law with respect to indemnification of directors and officers.

    The effect of these provisions would be to permit such indemnification by ABIOMED for liabilities arising under the Securities Act of 1933, as amended.

    Reference is hereby made to Section 8 of the Underwriting Agreement between ABIOMED, the underwriters and Dr. David M. Lederman, filed as Exhibit 1.1 to this registration statement, for a description of indemnification arrangements between ABIOMED and the underwriters.

ITEM 16. EXHIBITS


       EXHIBIT
       NUMBER
---------------------
         1.1            Form of Underwriting Agreement**

         3.1            Restated Certificate of Incorporation of ABIOMED,
                        Inc.--Filed as Exhibit 3.1 to Registration Statement No.
                        333-36657*

         3.2            Amended and Restated Bylaws of ABIOMED, Inc.--Filed as
                        Exhibit 3.02 to the Company's Quarterly Report on Form 10-Q
                        for the period ended September 30, 1996*

         3.3            Certificate of Designations of Series A Junior Participating
                        Preferred Stock--Filed as Exhibit 3.3 to Registration
                        Statement No. 333-36657*

         4.1 Specimen Certificate of Common Stock--Filed as Exhibit 4.1 to Registration Statement No. 33-14861 on Form S-1*

         4.2            Description of Capital Stock (contained in the Restated
                        Certificate of Incorporation of ABIOMED, Inc. filed as
                        Exhibit 3.1 and in the Certificate of Designations of Series
                        A Junior Participating Preferred Stock filed as Exhibit
                        3.3)*

         4.3            Rights Agreement between ABIOMED, Inc. and BankBoston, N.A., as Rights Agent dated as of August 13, 1997 (including Form of Right Certificate attached thereto as Exhibit A)--Filed as Exhibit 4 to ABIOMED, Inc.'s Current Report on Form 8-K,
                        dated August 13, 1997*

         5.1            Legal Opinion of Foley, Hoag & Eliot LLP**

        23.1            Consent of Arthur Andersen LLP***

        23.2            Consent of Foley, Hoag & Eliot LLP (included in Exhibit
                        5.1)**

        24.1 Power of Attorney (contained on the signature page of this registration statement)***


------------------------

   *Not filed herewith. In accordance with Rule 411 promulgated pursuant to the Securities Act of 1933, as amended, reference is made to the documents previously filed with the Commission, which are incorporated by reference herein.

  **Filed herewith.


 ***Previously filed.


ITEM 17. UNDERTAKINGS

    The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    The undersigned registrant hereby undertakes that:

(1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on February 25, 2000.


                                                       ABIOMED, INC.

                                                       By:            /s/ DAVID M. LEDERMAN
                                                            -----------------------------------------
                                                                      Dr. David M. Lederman
                                                              President and Chief Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----
                                                         Chief Executive Officer,
                /s/ DAVID M. LEDERMAN                      President and Director
     -------------------------------------------            (Principal Executive     February 25, 2000
                  David M. Lederman                               Officer)

                                                         Chief Financial Officer,
                          *                               Vice President--Finance
     -------------------------------------------          and Treasurer (Principal   February 25, 2000
                    John F. Thero                         Financial and Accounting
                                                                  Officer)

                          *
     -------------------------------------------                 Director            February 25, 2000
                  W. Gerald Austen

                          *
     -------------------------------------------                 Director            February 25, 2000
                    Paul Fireman

                          *
     -------------------------------------------                 Director            February 25, 2000
                   John F. O'Brien

                          *
     -------------------------------------------                 Director            February 25, 2000
              Desmond H. O'Connell, Jr.

                          *
     -------------------------------------------                 Director            February 25, 2000
                  Henri A. Termeer


*By:                  /s/ DAVID M. LEDERMAN
             --------------------------------------
                        David M. Lederman
                        ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


       EXHIBIT
       NUMBER
---------------------
         1.1            Form of Underwriting Agreement**

         3.1            Restated Certificate of Incorporation of ABIOMED,
                        Inc.--Filed as Exhibit 3.1 to Registration Statement No.
                        333-36657*

         3.2            Amended and Restated Bylaws of ABIOMED, Inc.--Filed as
                        Exhibit 3.02 to the Company's Quarterly Report on Form 10-Q
                        for the period ended September 30, 1996*

         3.3            Certificate of Designations of Series A Junior Participating
                        Preferred Stock--Filed as Exhibit 3.3 to Registration
                        Statement No. 333-36657*

         4.1 Specimen Certificate of Common Stock--Filed as Exhibit 4.1 to Registration Statement No. 33-14861 on Form S-1*

         4.2            Description of Capital Stock (contained in the Restated
                        Certificate of Incorporation of ABIOMED, Inc. filed as
                        Exhibit 3.1 and in the Certificate of Designations of Series
                        A Junior Participating Preferred Stock filed as Exhibit
                        3.3)*

         4.3            Rights Agreement between ABIOMED, Inc. and BankBoston, N.A., as Rights Agent dated as of August 13, 1997 (including Form of Right Certificate attached thereto as Exhibit A)--Filed as Exhibit 4 to ABIOMED, Inc.'s Current Report on Form 8-K,
                        dated August 13, 1997*

         5.1            Legal Opinion of Foley, Hoag & Eliot LLP**

        23.1            Consent of Arthur Andersen LLP***

        23.2            Consent of Foley, Hoag & Eliot LLP (included in Exhibit
                        5.1)**

        24.1 Power of Attorney (contained on the signature page of this registration statement)***


------------------------

   *Not filed herewith. In accordance with Rule 411 promulgated pursuant to the Securities Act of 1933, as amended, reference is made to the documents previously filed with the Commission, which are incorporated by reference herein.

  **Filed herewith.


 ***Previously filed.